Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 28, 2012 (this “First Amendment”), to the CREDIT AGREEMENT, dated as of July 31, 2012 (the “Credit Agreement”), among WOLVERINE WORLD WIDE, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent, FIFTH THIRD BANK and PNC BANK, NATIONAL ASSOCIATION, as documentation agents, J.P. MORGAN EUROPE LIMITED, as foreign currency agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower and the Administrative Agent hereby agree as follows:

I. DEFINED TERMS

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II. AMENDMENTS TO THE CREDIT AGREEMENT

A. Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

1. The definition of “Purchased Subsidiaries” is hereby amended by inserting the following language immediately after the words “Carveout Purchase Agreement”:

“(it being understood that (i) for purposes of the definitions of “IP Reorganization” and “IP Reorganization Transactions”, the Purchased Subsidiaries shall include Stride Rite Canada in respect of the assets of Stride Rite Canada that are purchased by the Borrower and its Subsidiaries on the Closing Date pursuant to the Carveout Purchase Agreement and (ii) for purposes of Sections 1.2(c)(i), 4.1(c), 5(b)(iii) and 5(c) and Schedule 7.7(a), the Purchased Subsidiaries shall include Stride Rite Canada”.

2. The definition of “Senior Unsecured Debt” is hereby amended by inserting the phrase “or prior to” both (i) immediately after the phrase “other Indebtedness of the Borrower to be issued on” and (ii) immediately after the phrase “if no Senior Unsecured Debt is issued on”.

3. The following definition is hereby added in appropriate alphabetical order:

“Stride Rite Canada”: Stride Rite Canada Limited.

B. Amendment to Section 4.1(a) (Financial Condition). Section 4.1(a) of the Credit Agreement is hereby amended by inserting the phrase “or prior to” immediately after the phrase “to be issued on” in clause (ii) thereof.

III. EFFECTIVENESS

This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received this First Amendment, duly executed and delivered by the Borrower and the Administrative Agent; provided that Lenders constituting Required Lenders shall not have objected to this First Amendment prior to 5 p.m. (New York City time) on September 27, 2012.

IV. MISCELLANEOUS

A. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this First Amendment.

B. Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this First Amendment.

C. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D. Expenses. The Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel to the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WOLVERINE WORLD WIDE, INC.

By:	/s/ Donald T. Grimes
Name: Donald T. Grimes
Title: SVP, CFO

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

[Signature Page to First Amendment]